BDO                        BDO Dunwoody Limited
                                                Royal Bank Plaza
                                                P.O. Box 33
                                                Toronto, Ontario, Canada M5J 2J9
                                                Telephone:  (416) 865-0210
                                                Telefax:    (416) 865-0904


                               TELEFAX COVER SHEET
 -----------------------------------------------------------------------------

Date:    8 May 200                     Number of pages including cover sheet 2

                                                  Originals to follow in mail

                                                     YES            NO x
                                                        ---           ---

 -----------------------------------------------------------------------------
To:               Greg Badger                    From:             Matthew Lem

                  Thomson Kernaghan              Fax               416-680-6352
 -----------------------------------------------------------------------------

Re:      Proposal of Transformation Processing Inc.

Further to your telephone conversation of today with Mr. Uwe Maski, please find attached a copy of the Certificate of Full Performance of Proposal with respect to the above-noted proposal.

Should you have any questions, please contact myself at 369-3126.








-----------------------------------------------------------------------------

The information contained in this facsimile is confidential information intended only for the use of the individual or entity named above. If you have received this communication in error, please immediately notify us by telephone (collect if necessary) to arrange the return of the original to us. Thank you.

If you have difficulty receiving this transmission please call:

               Operator: Pat Borzeilino Telephone: (416) 865-0210

                           In the Province of Ontario

              Certificate of Full Performance of Proposal - Form 46
                                   (Sec. 65.3)

The undersigned BDO Dunwoody Limited the trustee acting in the proposal of Transformation Processing, Inc. certifies that the proposal, as filed with the official received on the 14th day of October 1999, has been fully performed as of the 5th day of January 2000.

Dated at Toronto, Ontario this 8th day of May, 2000.



------------------------------
BDO Dunwoody Limited - Trustee

BDO                    BDO Dunwoody Limited
                                                Royal Bank Plaza
                                                P.O. Box 33
                                                Toronto, Ontario, Canada M5J 2J9
                                                Telephone:  (416) 865-0210
                                                Telefax:    (416) 865-0904

5 May 2000

Sent via fax (416) 860-860-6352 and regular mail

Thomson Kernaghan & Co. Limited
365 Bay Street
10th Floor
Toronto, ON
M5H 2V2

Attention:        Gregg Badger
                  Senior Vice-President & Director

Dear Sirs,

Re:      Transformation Processing, Inc.

Further to your correspondence to us dated may 3, 2000, we have reviewed paragraph 6.3(h) of the Merger Agreement and advise as follows:

         1. TPI is not in "Bankruptcy Proceedings". Rather, it is in "Division 1 Proposal Proceedings" under the Bankruptcy and Insolvency Act of Canada.

         2. All Division 1 Proposal Proceedings have been substantially completed and the appeal period for the order approving TPI's proposal has expired, with no appeal having been filed.

         3. All payments to creditors under the said proposal have been made in full as set forth in the proposal, save and except payment of the Trustee's fees, which are estimated at approximately $77,000. More than sufficient funds remain in trust to cover this obligation.

         4. The Division 1 Proposal Proceedings will be completed when the Trustee obtains its discharge from the Superior Court of Justice and the Trustee is currently in the process of obtaining its discharge. The Trustee does not anticipate any opposition or difficulties in obtaining its discharge. The only issues before the court are the completion of the proposal terms by the debtor and the fees and disbursements of the Trustee.

Should you have any questions with regard to the above, please contact the undersigned.

Yours very truly,

BDO DUNWOODY LIMITED
Per:



Mark G. Chow, CA, CIP, CFE
Vice-President

:pb

BDO                        BDO Dunwoody Limited

                                                Royal Bank Plaza
                                                P.O. Box 33
                                                Toronto, Ontario, Canada M5J 2J9
                                                Telephone:  (416) 865-0210
                                                Telefax:    (416) 865-0904

1 March 2000

Sent via facsimile (416) 860-6352

Thomson Kernaghan
365 Bay Street
Toronto, Ontario
M5H 2V2

Attention:                 Greg Badger

Dear Sirs,

Re:      Proposal of Transformation Processing, Inc. ("TPI")

Further to your recent telephone message, we attach the following documents in order for you to assess the status of the creditor claims against the company:

               1.   A copy of the Claims Register (annotated);

               2.   A copy of the DRAFT  Dividend  Sheet - Preferred  Creditors;
                    and

               3.   A copy of the DRAFT Dividend Sheet - Unsecured Creditors.

The claims register identifies all creditors that the trustee was aware of during the course of the administration of the proposal. All creditors notified of the proposal, as reflected by the claims register, have had their claims compromised. That is to say that these creditors no longer hold a claim against the company for any amounts incurred by TPI prior to 23 August 1999.

The dividend sheets reflect the amounts that were paid to those creditors who properly filed claims. The levy is an amount that is paid to the Superintendent of Bankruptcy and represents a tax charged on dividend distributions. All creditors notified of the proposal who failed to file and prove a claim cannot now receive a dividend.

As per your message, you have requested information regarding the status of the corporation, which we advise as follows:

               - The proposal is a method of reorganizing the financial affairs of the company to reduce or eliminate the debt that has impeded its viability;

               - The company continues as any other legal entity, with all requisite filings (e.g. tax) being made in order to maintain its corporate charter;

               - All debts incurred subsequent to 23 August 1999 are not eliminated by the proposal, which may include services relating to SEC filings, account maintenance, etc.

Should you have any questions with regard to the above, please contact the undersigned.

Yours very truly,

BDO DUNWOODY LIMITED
Per:



Mark G. Chaw, CA, CIP, CFE
President
:pb
Encl.

BDO                    BDO Dunwoody Limited
                                                Royal Bank Plaza
                                                P.O. Box 33
                                                Toronto, Ontario, Canada M5J 2J9
                                                Telephone:  (416) 865-0210
                                                Telefax:    (416) 865-0904
29 November 1999

Delivered

Thomson Kernaghan
365 Bay Street
Toronto, Ontario
M5H 2V2

Attention:  Mark E. Valentine

Dear Sirs,

Re:      Proposal of Transformation Processing Inc. (("TPI")

We are pleased to advise that on 25 November 1999, we obtained an Order of the Court approving TPI's proposal to its creditors, a copy of which is enclosed for your files.

In accordance with paragraph 26 of the proposal, we request that you forward to us the sum of $375,000 to satisfy TPI's obligations to its creditors as contemplated under the Proposal, including the proper fees and expenses of the Trustee. Any excess funds remaining after the payment of TPI's obligations will be returned to Thomson Kernaghan upon conclusion of this matter.

We also advise that the appeal period for the Order will expire on 5 December 1999 and, accordingly, no distribution will be made prior to that date.

Should you have any questions with regard to the above, please contact the undersigned.

Yours very truly,
BDO DUNWOODY LIMITED
Per:


Uwe Manski, FCA, FCIP
President

Encl.
/bc